                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 6, 2002
                                                  -------------


                       INVERNESS MEDICAL INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     001-16789                 04-3565120
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(State or other jurisdiction)       (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


51 Sawyer Road, Suite 200, Waltham, MA                             02453
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (781) 647-3900
                                                   -----------------------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
         ------------

         On March 6, 2002, we received $20.75 million in proceeds from the sale, in a private placement, of additional shares of our Series A Convertible Preferred Stock, par value $.001 per share. A copy of our press release dated March 6, 2002 announcing the sale is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. For additional information regarding the identities of the purchasers of the additional shares of Series A Convertible Preferred Stock and the amounts of funds provided by the purchasers, see the signature pages dated March 6, 2001 to the Stock Purchase Agreement attached hereto as Exhibit 99.2, which information is incorporated herein by reference.


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

        Number                                Title
        ------                                -----

         99.1            Press Release dated March 6, 2002, entitled "Inverness
                         Medical Innovations, Inc. Closes $20M Private Placement of Convertible preferred stock"

         99.2            Stock Purchase Agreement, dated as of December 14,
                         2001, between Inverness Medical Innovations, Inc. and the investors named therein

         99.3*           Certificate of Designation, Preferences and Rights of
                         Series A Convertible Preferred Stock of Inverness
                         Medical Innovations, Inc.


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*  incorporated herein by reference to the similarly named document filed as
   Exhibit 99.2 to our Current Report on Form 8-K dated December 20, 2001, as amended.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INVERNESS MEDICAL INNOVATIONS, INC.


Dated: March 14, 2002                By: /s/ DUANE JAMES
                                         ---------------------------------------
                                         Duane James
                                         Vice President of Finance and Treasurer


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                                  EXHIBIT INDEX



        Number                                Title
        ------                                -----

         99.1            Press Release dated March 6, 2002, entitled "Inverness
                         Medical Innovations, Inc. Closes $20M Private Placement of Convertible preferred stock"

         99.2            Stock Purchase Agreement, dated as of December 14,
                         2001, between Inverness Medical Innovations, Inc. and the investors named therein



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